Robinhood Securities, LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Tue Oct 28 2025 09:39:12 GMT-0400 (Eastern Daylight Time)

3rd Quarter, 2025

July 2025

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	42.00	13.52	35.08	9.40

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	53.29	43.77	70.75	57.96	53.34	592,313.44	68.6689	302,484.27	117.6105	310,437.31	130.0921	754,984.13	73.8683
G1 Execution Services, LLC	18.24	28.15	1.20	12.30	20.64	412,517.49	76.4321	7,037.46	53.0655	38,763.89	84.0623	19,476.05	87.4051
Jane Street Capital	14.56	12.51	18.35	17.08	8.88	301,496.79	90.2391	128,094.63	147.9669	143,137.26	155.3582	13,921.49	92.8456
CITADEL SECURITIES LLC	8.14	7.07	9.28	8.89	8.48	253,317.02	35.4314	130,670.86	63.0695	136,252.65	72.2272	508,966.36	62.4256
Two Sigma Securities, LLC	5.15	7.52	0.37	3.35	8.11	93,516.34	60.3311	2,716.93	22.7065	10,737.35	77.2656	5,105.68	74.4249

Material Aspects:

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $0.0006/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

July 2025

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	38.55	15.96	40.05	5.43

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	39.05	34.89	45.02	40.61	39.44	2,808,062.10	15.7333	1,178,979.78	12.5468	1,248,062.33	13.9792	1,995,162.91	25.9343
Jane Street Capital	28.94	25.84	34.63	30.92	19.69	3,668,497.81	11.0807	1,514,948.33	9.3348	1,694,840.59	11.0225	226,815.02	15.6396
CITADEL SECURITIES LLC	17.67	14.87	18.93	19.53	20.12	3,653,655.89	10.6934	1,770,932.49	10.2534	1,765,231.12	10.9711	2,713,483.76	23.2148

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Two Sigma Securities, LLC	7.24	12.15	0.72	4.54	11.47	1,469,764.98	16.5707	83,578.56	19.4127	159,545.44	24.1995	91,522.93	23.1089
G1 Execution Services, LLC	6.54	11.26	0.64	4.06	8.71	999,659.56	17.1786	76,704.11	24.6830	129,555.19	24.0896	57,553.75	18.1502

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $0.0006/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

July 2025

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	1.07	28.42	53.93	16.58

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	38.91	40.74	41.05	37.97	38.20	437,918.86	44.3257	21,267,928.16	56.0727	18,291,792.32	68.4275	4,038,766.05	55.6995
Dash/IMC Financial Markets	33.13	35.45	32.67	33.07	33.97	336,465.86	43.9948	15,969,112.15	46.0704	14,932,781.11	63.3713	3,883,464.64	54.1650
Global Execution Brokers, LP	12.41	6.47	11.67	13.28	11.23	73,522.12	73.3849	6,157,980.81	56.5608	5,269,143.51	73.1043	1,360,232.75	55.6192
Wolverine Execution Services, LLC	11.91	12.59	9.93	11.49	16.59	48,084.30	27.6004	3,974,183.31	38.1527	3,457,042.27	46.9642	1,133,224.72	30.0327

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS' retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS' retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider.

Global Execution Brokers, LP:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

August 2025

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	41.95	13.68	34.89	9.48

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	51.14	41.21	69.06	56.30	50.23	502,593.97	69.5631	252,532.75	112.8789	234,981.37	120.5113	635,385.72	70.7825
G1 Execution Services, LLC	17.32	27.01	1.10	11.42	19.64	367,988.12	79.4643	7,186.62	61.7827	33,410.37	102.5522	17,796.04	91.8448
Jane Street Capital	14.29	11.82	18.11	17.30	8.65	253,460.36	90.5825	113,150.48	133.3098	124,686.26	145.4333	11,284.28	89.7463
CITADEL SECURITIES LLC	9.54	8.46	11.19	10.12	9.85	342,721.44	38.0907	147,742.09	58.8929	161,376.52	72.0449	502,987.17	59.5196
Two Sigma Securities, LLC	5.34	7.82	0.38	3.32	8.93	95,062.86	67.9157	2,904.44	19.0487	8,578.71	92.4453	4,609.79	74.3015

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $0.0006/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

August 2025

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	37.23	14.58	42.74	5.44

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	36.50	32.12	44.27	37.73	35.94	2,166,346.52	17.9553	923,386.92	14.8610	1,019,543.02	17.2077	1,907,512.80	27.4065
Jane Street Capital	28.93	24.88	33.89	31.93	19.84	3,110,542.63	18.5397	1,237,965.36	14.7779	1,456,147.30	18.1759	147,418.86	20.1896
CITADEL SECURITIES LLC	18.79	15.96	20.25	20.40	21.48	3,794,642.32	16.5486	1,769,780.12	14.8480	1,825,940.24	16.6709	2,377,108.17	27.4703
G1 Execution Services, LLC	7.28	12.88	0.72	4.42	9.02	1,078,196.22	22.7061	77,755.62	26.9673	114,148.54	23.5659	52,638.44	24.2345
Two Sigma Securities, LLC	6.56	10.75	0.65	4.31	11.38	1,126,396.11	20.3719	84,020.12	28.0076	115,824.34	26.4144	71,675.60	23.9265

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $0.0006/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

August 2025

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	1.13	28.39	53.77	16.70

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	38.77	41.99	40.61	37.81	38.51	412,791.32	40.1260	17,490,357.63	51.6810	16,149,711.04	64.3920	3,954,687.32	56.1170
Dash/IMC Financial Markets	29.39	34.45	29.88	28.26	31.87	321,827.34	36.5697	12,643,770.78	41.5709	11,762,201.04	57.6845	3,767,607.69	54.9531
Global Execution Brokers, LP	12.41	5.72	10.96	13.06	13.25	62,612.24	64.6640	4,619,782.33	51.5468	4,485,050.73	71.7099	1,278,457.10	59.4882

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Wolverine Execution Services, LLC	10.68	10.34	8.29	10.18	16.36	32,794.58	22.5729	3,085,710.83	28.0981	2,818,397.13	38.6783	1,234,418.86	29.1562
Jane Street Capital	8.75	7.49	10.27	10.69	0.00	102,790.58	49.4725	6,759,748.04	50.9196	5,874,125.06	67.8154	0.00	0.0000

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS' retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS' retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider.

Global Execution Brokers, LP:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

September 2025

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	41.78	13.21	35.45	9.57

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	48.65	38.03	66.99	54.78	46.94	489,033.91	69.0846	258,354.58	108.0677	224,533.04	111.9552	674,353.70	68.9869
G1 Execution Services, LLC	17.14	26.87	1.18	11.05	19.30	384,816.83	79.1674	7,029.96	47.1609	32,500.48	83.0958	16,714.67	84.6376
Jane Street Capital	14.31	11.46	19.15	17.37	8.72	265,858.03	89.5462	119,701.67	131.8165	133,775.57	131.0591	11,138.09	102.7489
CITADEL SECURITIES LLC	10.06	8.93	11.93	10.67	10.13	430,476.87	39.8692	175,467.99	64.5123	168,325.71	63.7513	602,875.50	62.3165
Two Sigma Securities, LLC	6.73	9.83	0.50	4.16	11.36	112,113.96	68.9740	3,569.73	20.9371	9,917.50	68.2746	6,792.45	79.8139

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $0.0006/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

September 2025

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	37.92	15.35	40.85	5.88

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	34.70	30.00	41.87	36.47	33.94	2,558,944.65	17.9596	1,052,855.26	15.5967	1,197,150.51	17.1359	2,173,223.10	25.8893
Jane Street Capital	28.71	24.42	34.72	31.83	18.94	3,558,235.63	18.1207	1,464,658.75	14.9970	1,737,278.69	17.6992	145,627.69	18.4891
CITADEL SECURITIES LLC	19.73	16.78	21.46	21.50	21.85	5,149,597.47	18.5465	2,116,727.18	16.1763	2,301,572.36	17.9053	2,767,155.12	26.1499
Two Sigma Securities, LLC	7.48	12.17	0.83	4.79	13.29	1,459,456.77	21.6167	62,263.69	17.3676	148,445.89	24.9180	80,695.39	22.1684
G1 Execution Services, LLC	6.87	12.21	0.81	3.90	8.92	1,122,986.69	21.2229	62,873.18	22.2347	114,996.32	21.9129	49,110.12	21.1985

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS (i) for orders executed between 4:00 a.m. and 8:00 p.m. ET, varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during the regular market hours of 9:30 a.m. to 4:00 p.m. ET and 9% of the spread during the extended hours of 4:00 a.m. to 9:30 a.m. ET and 4:00 p.m. to 8:00 p.m. ET) and (ii) for orders executed between 8:00 p.m. and 4:00 a.m. ET, is $0.0006/share executed. The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow during the regular market hours and extended hours referenced in (i) above. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. RHS does not receive payments from third-party market centers for routing orders on behalf of any introducing broker other than RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it on behalf of RHF. The tables above include flow that resulted from orders for which customers granted their introducing broker discretion with respect to the price and time of execution. The payment received by RHS varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

September 2025

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	1.08	28.27	54.21	16.45

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	39.00	46.38	42.04	37.14	39.45	476,064.56	38.4235	19,985,045.50	49.2189	16,657,509.99	59.8159	4,337,746.23	54.5080
Dash/IMC Financial Markets	31.54	29.77	30.16	31.06	35.62	301,027.50	43.6869	16,323,207.58	46.6183	15,682,874.76	64.2361	5,095,795.14	61.4776
Jane Street Capital	11.42	10.15	12.99	14.09	0.00	116,058.14	56.8380	8,483,642.55	58.7416	7,658,735.31	74.6465	5.56	92.6667
Global Execution Brokers, LP	9.13	4.54	8.06	9.50	10.05	51,198.20	65.4809	4,307,311.73	49.9260	3,816,869.85	70.5662	1,185,062.51	56.8800
Wolverine Execution Services, LLC	8.91	9.16	6.75	8.21	14.89	23,797.58	18.6665	2,639,751.47	26.9752	2,202,324.21	33.7329	1,034,823.29	25.9550

Material Aspects:

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS' retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS' retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider.

Jane Street Capital:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Global Execution Brokers, LP:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Wolverine Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg and multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. For single leg orders, RHS received a per contract rate for orders of 1 - 100 contracts of $0.30, $0.38, $0.56, $0.70, $0.90 or $1.20 depending on the symbol's average spread. For single leg orders, RHS received a per contract rate for orders of 101 contracts or greater of $0.15, $0.19, $0.28, $0.35, $0.45, or $0.60 depending on the symbol's average spread. For multi-leg orders, RHS received a per contract rate of $0.30, $0.38, $0.56, $0.70, or $0.90 depending on the symbol's average spread. RHS does not receive payments for orders in index options. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

With respect to each section of this report, provided pursuant to SEC Regulation NMS Rule 606(a), the SEC has exempted broker-dealers from disclosing execution venues that received less than 5% of the non-directed orders covered by the section, provided that the section discloses the execution venues that, in aggregate, received at least 90% of such non-directed orders.

Prior reports, as well as the XML version of this report, can be found at: https://public.s3.com/rule606/hood/